CONSOLIDATED BALANCE SHEET (Parenthetical) (USD $)	Dec. 31, 2011	Dec. 31, 2010
Preferred Stock, par value (in dollars per share)	$ 0.001	$ 0.001
Preferred stock, shares authorized	3,000,000	3,000,000
Preferred stock, shares issued	0	0
Preferred stock, shares outstanding	0	0
Common Stock, par value (in dollars per share)	$ 0.001	$ 0.001
Common stock, shares authorized	60,000,000	60,000,000
Common stock, shares issued	14,912,847	14,912,847
Common stock, shares outstanding	14,912,847	14,912,847